Exhibit 24(b)(4)(i)


                          OPPENHEIMER ENTERPRISE FUND

                   Class A Share Certificate (8-1/2" x 11")


I.    FRONT OF CERTIFICATE (All text and other matter lies within 8-1/4"
            x 10-3/4" decorative border, 5/16" wide)

            (upper left corner, box with heading: NUMBER [of shares]

            (upper right corner)  [share certificate no.] XX-000000

            (upper right box, CLASS A SHARES below cert. no.)

            (centered below boxes)
                  OPPENHEIMER ENTERPRISE FUND
                  A MASSACHUSETTS BUSINESS TRUST

(at left)  THIS IS TO CERTIFY THAT        (at right) SEE REVERSE FOR
                                             CERTAIN DEFINITIONS
                                          (box with number) CUSIP
(at left)  is the owner of

(centered)  FULLY PAID CLASS A SHARES OF BENEFICIAL INTEREST

            OPPENHEIMER ENTERPRISE FUND

      (hereinafter called the "Fund"), transferable only on the books of the Fund by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Fund to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

(at left of seal)                Dated:         (at right of seal)
(signature)                                     (signature)

/s/ George C. Bowen                             /s/ Bridget A. Macaskill
-----------------------                         -------------------
TREASURER                                       PRESIDENT




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(centered at bottom) 1-1/2" diameter facsimile seal with legend

                          OPPENHEIMER ENTERPRISE FUND
                                     SEAL
                                     1995
                         COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed vertically)Countersigned
                                    OPPENHEIMERFUNDS SERVICES
                                    [A DIVISION OF OPPENHEIMERFUNDS, INC.]
                                    Denver (CO.) Transfer Agent

                                    By ____________________________
                                          Authorized Signature


II.   BACK OF CERTIFICATE (text reads from top to bottom of 11" dimension)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

      TEN COM - as tenants in common

      TEN ENT - as tenants by the entirety

      JT TEN WROS NOT TC - as joint tenants with

      rights of survivorship and not as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                    (Cust)                  (Minor)

                              UNDER UGMA/UTMA ___________________
                                                      (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................  hereby sell(s), assign(s) and transfer(s)
unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE AND PROVIDE
CERTIFICATION BY TRANSFEREE (box for identifying number)

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(Please print or type name and address of assignee)

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________________________________________________Class  A  Shares  of  beneficial interest represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said shares on the books of the within


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named Fund with full power of substitution in the premises.

Dated: ______________________

                              Signed: __________________________
                                    -----------------------------------
                                    (Both must sign if joint owners)

                                    Signature(s) __________________________
                                    guaranteed  Name of Guarantor
                                    by:      _____________________________
                                                Signature of
                                                      Officer/Title

(text printed           NOTICE:  The  signature(s)  to  this  assignment  must
correspond

vertically to right     correspond  with the name(s) as written  upon the face
of the

of above paragraph      certificate in every particular  without alteration or
enlargement

                        or any change whatever.

(text printed in        Signatures must be guaranteed by a financial
box to left of          institution of the type described in the current
signature(s))           prospectus of the Fund.


(printed to the left):                                (printed to the right):
PLEASE NOTE: This document contains a watermark       OppenheimerFunds
when viewed at an angle.  It is invalid without this  "four hands"
watermark:                                            logotype



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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY




certific\885cert.a


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